UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WEST CORPORATION

(Name of Registrant as Specified in its Charter)

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May 10, 2005
Dear Fellow Stockholder:
      We are pleased to invite you to our annual meeting of stockholders, which will be held on June 10, 2005, at our offices at 11808 Miracle Hills Drive in Omaha, Nebraska. As we have done in the past, we will review major developments since our last stockholders’ meeting in addition to considering the matters described in the enclosed proxy statement.
      We hope that you will attend the meeting in person. Even if you plan to attend, we strongly encourage you to sign and return the enclosed proxy card to ensure that your common stock is represented at the meeting. The proxy statement explains more about proxy voting. Please read it carefully. We look forward to seeing you.

Sincerely,

Thomas B. Barker
Chief Executive Officer

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, June 10, 2005
Time:	9:00 a.m. Central Time
Place:	11808 Miracle Hills Drive Omaha, Nebraska 68154
MATTERS TO BE CONSIDERED:

•	Election of directors

•	Ratification of appointment of Deloitte & Touche LLP as our external auditor for 2005

•	Approval of our Executive Incentive Compensation Plan

•	Approval of the Amended and Restated West Corporation 1996 Stock Incentive Plan, as amended

•	Any other matters that may properly be brought before the meeting

By order of the Board of Directors

Mary E. West
Vice Chair and Secretary

May 10, 2005
Please vote promptly.

PROXY STATEMENT
       Your vote is very important. For this reason, our Board of Directors requests that you allow your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. The terms “we”, “our”, “West” and the “Company” all refer to West Corporation. This proxy statement is being sent to our stockholders on or about May 10, 2005.
GENERAL INFORMATION ABOUT THE MEETING
Who can vote
      You may vote your West common stock if our records showed that you owned your shares at the close of business on May 2, 2005. On that date, a total of 68,478,175 shares of our common stock were outstanding and entitled to vote. Each share of West common stock has one vote. The enclosed proxy card shows the number of shares that you may vote. Your vote is confidential and will not be disclosed to persons other than those recording the vote, except as may be required by law or as authorized by you.
Voting your proxy
      If you own your common stock through a broker, bank or other nominee, you will receive instructions from them that you must follow to vote your shares.
      If you own your shares directly in your own name, you may instruct the proxies how to vote your common stock by:

•	using the toll free telephone number listed on the proxy card;

•	using the Internet voting site listed on the proxy card; or

•	signing, dating and mailing the proxy card in the postage paid envelope that we have provided for you.
      You can always come to the meeting and vote your shares in person. Specific instructions for using the telephone and Internet voting systems are on the proxy card. Whichever method you use, the proxies will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.
Matters to be presented
      We are not aware of any matters that will be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.
Revoking your proxy
      You may revoke your proxy instructions at any time before the meeting. To do so, you must:

•	advise our Corporate Secretary in writing;

•	deliver new proxy instructions; or

•	attend the meeting and vote your shares in person.
      We recommend that you revoke or amend your prior instructions in the same way you initially gave them — that is, by telephone, Internet or in writing. This will help ensure that your shares are voted the way you wish them to be voted.

How votes are counted
      We will hold the annual meeting if a majority of our outstanding common stock is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting.
      If you own your shares through a bank, broker or other nominee (in “street name”) and you do not instruct your nominee how to vote your shares, your nominee may either leave your shares unvoted or vote your shares on the matters that will be considered at the annual meeting.
      If your shares are held in street name, your nominee cannot vote on matters that are not routine if you have not provided voting instructions to your nominee. Your shares will constitute “broker non-votes.” Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any proposal.
Cost of this proxy
      We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors, officers and employees may solicit stockholders personally, by telephone, by e-mail or by facsimile. Our employees will not receive any additional compensation for doing this. We will, on request, reimburse banks, brokers and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.
Householding of proxy material
      In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please submit your request either by mail addressed to our Corporate Secretary at 11808 Miracle Hills Drive, Omaha, Nebraska 68154 or by telephone at (402) 963-1500.
Attending the annual meeting
      If you are a holder of record and plan to attend the annual meeting, please indicate this when you vote. The lower portion of the proxy card is your admission ticket. If you own your common stock through a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote in person common stock that you own through a nominee, you must get a written proxy in your name from the broker, bank or other nominee that holds your shares.
PROPOSAL 1:
ELECTION OF DIRECTORS
      Our Board consists of six directors, divided into three classes. Our Board has nominated two directors for election at this annual meeting. If elected, the nominees will serve until our 2008 annual meeting and until their successors are elected and qualified.
Information about the nominees
      Each nominee is currently a director. Each nominee has agreed to be named in this proxy statement and to serve if elected. Each nominee was a director in 2004 and attended 100% of the meetings of the Board and committees on which the nominee served.

      Gary L. West (age 60) Director since 1987 Mr. West co-founded WATS Marketing of America in 1978 and remained with that company until 1985. He joined West in July 1987 after the expiration of a noncompetition agreement with WATS. Mr. West has served as our Chairman of the Board of Directors since joining West. Gary West and Mary West are husband and wife.
      Greg T. Sloma (age 53) Director since 1997 Mr. Sloma was appointed to the Board of Directors in 1997. In August 2004, Mr. Sloma became President and Chief Financial Officer of SpeedNet Services, Inc., a broadband wireless Internet Service Provider. Previously, he was Executive Vice President and Chief Financial Officer of SpeedNet Services, Inc. since January 2004. From July 2001 to January 2004, Mr. Sloma was Vice Chairman and Director of Mergers & Acquisitions of Data Transmission Network Corporation (“DTN”), an Omaha-based provider of electronic information and communication services. Prior to holding this position, Mr. Sloma served as DTN’s President and Chief Executive Officer. He was an employee of DTN since April 1993, holding the positions of President & Chief Operating Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Operating Officer. Prior to joining DTN, Mr. Sloma was a partner at Deloitte & Touche LLP specializing in tax consulting.
Votes required
      Directors are elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any nominee will not be counted. Abstentions and broker non-votes will have no effect on the election of directors.
      Although we know of no reason why either nominee would not be able to serve, if either nominee is unavailable for election, the proxies will vote your common stock to approve the election of a substitute nominee proposed by the Board. The Board may also choose to reduce the numbers to be elected, as permitted by our Bylaws.
Board recommendation
      The Board unanimously recommends that you vote “FOR” each nominee.
The Board
      West is governed by a Board of Directors and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through other communications with the Chairman, Chief Executive Officer and others regarding matters of concern and interest about West. During 2004, the Board held seven meetings. The Board has regularly scheduled meetings of its independent directors. Each director attended 100% of the meetings of the Board and the committees on which the director served.
Continuing directors
      Thomas B. Barker (age 50) Director since 1997 Mr. Barker joined us in 1991 as Executive Vice President of West Interactive Corporation. He was promoted to President and Chief Operating Officer of West in March 1995. He was promoted to President and Chief Executive Officer in September of 1998. He is currently our Chief Executive Officer. His term will expire in 2006.
      William E. Fisher (age 58) Director since 1997 Mr. Fisher is the Chairman of the Board of SJE Holdings, a regional coffee chain. Previously, he was President of Global Software Services, with CSG Systems, Inc., from September 2001 until his retirement in September 2004. Prior to the position with Global Software Services, he was the founder, Chairman of the Board and Chief Executive Officer of Transaction Systems Architects, Inc. (“TSAI”) from its inception in 1993 until he retired from the company in May 2001. TSAI is an Omaha-based company that develops, markets and supports a broad line of software products and services primarily focused on facilitating electronic payments. His term will expire in 2006.
      Mary E. West (age 59) Director since 1986 Mrs. West co-founded WATS Marketing of America in 1978 and remained with that company until December 1985. In January 1986, she founded West. Mrs. West has served as our Vice Chair of the Board of Directors since 1987. Mary West and Gary West are wife and husband. Her term will expire in 2007.
      George H. Krauss (age 62) Director since 2001 Mr. Krauss is Of Counsel to Kutak Rock LLP, a law firm, and a consultant to America First Companies, an investment company in Omaha, Nebraska. Mr. Krauss was a partner of Kutak Rock from 1975 to 1997 and became Of Counsel in 1997. Mr. Krauss is a director of Gateway, Inc. and America First Mortgage Investments, Inc. He is also a director of a number of closely held companies and investment firms. His term will expire in 2007.
Board committees
      The Board has an audit committee and a compensation committee. The following describes for each committee its current membership, the number of meetings held during 2004 and its mission.
Audit committee
      William E. Fisher, George H. Krauss and Greg T. Sloma The audit committee met eight times in 2004. The audit committee is responsible for:

•	Meeting with our independent accountants regarding audits and the adequacy of our accounting and control systems;

•	Engaging a firm of certified independent accountants to serve as our independent accountants;

•	Authorizing all audit fees and other professional services rendered by the independent accountants;

•	Reviewing the independence of the accountants; and

•	Ensuring the objectivity of our financial statements.
      The audit committee is also responsible for preparing the audit committee report required by SEC rules which is included in this proxy statement on page 21.
      The Board has determined that each audit committee member is independent in accordance with Nasdaq listing standards and SEC regulations, and that William Fisher and Greg Sloma each is an “audit committee financial expert” as defined by the SEC.
Compensation committee
      William E. Fisher, George H. Krauss and Greg T. Sloma The compensation committee met once in 2004. The compensation committee reviews and approves our compensation and benefit programs, ensures the competitiveness of these programs and advises the Board on the development and succession for executives.
      The compensation committee is also responsible for preparing the compensation committee report required by SEC rules, which is included in this proxy statement on page 18.
Board independence and nominating committee matters
      West is a “controlled company” as that term is defined by Nasdaq listing standards. A controlled company is a company of which more than 50% of the voting power is held by an individual, group or other company. Currently, Gary West and Mary West hold approximately 66% of our voting power.
      Under Nasdaq listing standards, a controlled company like West does not need to maintain a nominating committee or a majority of independent directors on its board. Independent directors of controlled companies are required to hold meetings at which only the independent directors are present. Our independent directors met separately twelve times during 2004.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF EXTERNAL AUDITOR
Deloitte & Touche LLP
      The audit committee has appointed Deloitte & Touche LLP (“D&T”) as external auditor to audit our financial statements for the year ending December 31, 2005. We are asking you to ratify this appointment.
      All services provided by D&T were reviewed with our audit committee and senior management to confirm that the performance of such services was consistent with maintaining D&T’s independence.
Fees
      The following table summarizes the fees we paid to D&T in 2004 and 2003.

Fee Type	2004	2003

Audit	$591,265	$268,350
Audit-related	80,000	442,442
Tax	337,896	302,057
All other	—	—

Total	$1,009,161	$1,012,849
      Audit Fees — Audit fees consist of fees paid for the audits of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q. The increase in fees from 2003 to 2004 was primarily due to the acquisition of Worldwide Asset Management, Inc. and related entities and the resulting increase in the size of the engagement and hours required to perform additional audit functions to comply with the attestation provisions of the Sarbanes-Oxley Act of 2002.
      Audit-Related Fees — Audit-related fees consist of fees paid for our SEC filings, advisory services and the audit of our 401(k) Plan.
      Tax Fees — Tax fees consist of fees paid for tax consultation, state tax credit incentive programs, employment tax planning, transfer pricing studies and international tax consultation.
      Our audit committee pre-approved all of the foregoing services.
      A member of D&T will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by stockholders.
Vote required
      The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote is needed to ratify the appointment of D&T. Abstentions will have the effect of a vote “against” the ratification of D&T as our independent auditors. Broker non-votes will have no effect on the outcome of the vote. If stockholders do not ratify the appointment of D&T, the audit committee may reconsider the selection of the external auditor.
Board recommendation
      The Board unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP.

PROPOSAL 3:
APPROVAL OF EXECUTIVE INCENTIVE COMPENSATION PLAN
      We are asking you to approve our Executive Incentive Compensation Plan. The Plan is designed to provide incentives to executive officers and other senior managers of West who have significant responsibility for the success and growth of West and to assist West in attracting, motivating and retaining these executives and senior managers.
      Stockholder approval of the Plan is required if payments under the Plan are to be tax deductible as performance-based compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction for compensation over $1 million paid to an executive officer named in the Summary Compensation Table unless such compensation qualifies as performance-based. No payments will be made under the Plan if stockholders do not approve the Plan.
      Our Board believes it is important that executive officer compensation continue to be performance-based and tax deductible. Therefore, we are submitting the Plan to stockholders for approval. The principal features of the Plan are summarized below. The full text of the Plan is attached as Annex 1.
Purpose
      The principal purposes of the Plan are to assist West in attracting, motivating and retaining officers who have significant responsibility for the growth and long-term success of West by providing incentive awards that ensure a strong pay-for-performance linkage for such officers, and to ensure that the incentive awards qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”).
Administration
      The Plan will be administered by our Compensation Committee. The Committee consists of not less than two members of the Board who, among other requirements, meet the definition of “outside director” under the provisions of Section 162(m).
      The Committee has the authority to select the persons who are granted awards under the Plan, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine whether awards will be paid at the end of the award period or deferred, and to determine whether an award or payment of an award should be reduced or eliminated.
      The Committee has full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it, are conclusive and binding on all parties concerned, including West, its stockholders and any person receiving an award under the Plan.
Eligibility
      All officers of the Company are eligible to participate in the Plan. The Committee, in its discretion, selects the officers of the Company to whom awards may from time to time be granted under this Plan. We expect that approximately twenty individuals, including our Chief Executive Officer, will be eligible to receive awards under the Plan in 2005.
Awards
      Types of Awards. The Plan provides cash award opportunities for eligible participants on an annual basis. Grants for each fiscal year are generally made in the first ninety (90) days of each year. If an individual becomes an officer during a year and such individual was not otherwise granted an award under the Plan during the first ninety (90) days of the year, that individual may be granted an incentive award for that year upon his or her becoming an officer.

      Performance Targets. The Committee may establish performance targets for awards to qualify as performance-based compensation under Section 162(m) of the Code. Performance targets may be established in terms of specified levels of any of the following business measures: earnings, earnings per share, growth in earnings per share, growth in net income, growth in revenue, achievement of annual operating profit plans, operating margin, gross margin percentages, return on equity performance, return on capital, earnings before income taxes, profitability, total market share or similar financial performance measures as may be determined by the Committee. Performance targets may be applied with respect to the Company as a whole, a participant, a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed and may be measured on an absolute basis.
      Adjustments. To the extent permitted under Section 162(m) of the Code, the Committee may adjust the performance targets or provide for the manner in which performance will be measured against the performance targets to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events. All objectives are based upon West operations and will not include objectives derived from mergers, acquisitions joint ventures, stock buy backs or other non-operating income unless approved by the Committee.
      Payment of Awards. Awards will be payable periodically in cash upon certification by the Committee that the specified performance targets for the preceding fiscal year were achieved. The Company may pay seventy-five percent of such awards on a quarterly basis and to the extent that such award would exceed $1 million, then such award will only be paid upon the certification by the Committee that the specified performance quarterly targets have been achieved. A participant may elect to defer all or a portion of any award otherwise payable if permitted pursuant to a deferred compensation plan adopted by, or an agreement entered into with, West, provided that such deferral does not adversely affect the treatment of the award as performance-based compensation and provided that such deferral opportunity complies with Section 409A of the Code.
      Negative Discretion. Notwithstanding the achievement by the Company of the specified performance targets, the Committee may, by participant, reduce, but not increase, some or all of an award that would be otherwise paid.
      Maximum Awards. No participant may receive more than a maximum of two percent of the Company’s net earnings, as reported in the Company’s audited financial statements in any calendar year.
Miscellaneous Provisions
      Guidelines. The Committee may adopt from time to time written policies for its implementation of the Plan.
      Delegation of Administrative Authority. The Committee, as it deems necessary, may delegate its responsibilities for administering the Plan to Company executives. However, the Committee may not delegate its responsibilities to any Company executive who is subject to the provisions of Section 162(m) of the Code.
      Restriction on Transfer. Awards (or interests therein) to a participant or amounts payable with respect to a participant under the Plan are not subject to assignment or alienation, whether voluntary or involuntary.
      Withholding. West may deduct from all awards hereunder any federal, state, local or foreign taxes or other withholdings required by law to be withheld with respect to such awards.
      No Rights to Awards. No Company employee or other person has any right to be granted an award under the Plan. Neither the Plan nor any action taken under the Plan gives any employee any right to continued employment by West.
      Costs and Expenses. The cost and expenses of administering the Plan will be borne by the Company and not charged to any award or to any participant receiving an award.
      Funding of Plan. The Plan will be unfunded. The Company is not required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

      Governing Law. The Plan and all rights and awards hereunder will be construed in accordance with and governed by the laws of the state of Delaware.
Effective Date, Amendments and Terminations
      Effective Date. The Plan will become effective on January 1, 2005, subject to the approval by West stockholders.
      Amendments. The Committee may at any time terminate or amend the Plan in whole or in part, but no such action may adversely affect any awards previously made under the Plan. No such amendments or modifications, however, may be effective without approval of West stockholders if such approval is necessary to comply with the requirements for performance-based compensation under Section 162(m) of the Code.
      Termination. The Plan will continue in effect until terminated by the Board. No awards may be made under the Plan after the earlier of (i) December 31, 2009 or (ii) the date the Plan no longer satisfies the requirements of performance-based compensation under the regulations promulgated under Section 162(m) of the Code.
Federal tax consequences
      The following is a brief discussion of the Federal income tax consequences of awards under the Plan. This discussion is based on the Code, as in effect as of the date of this summary, and is not intended to be exhaustive. This summary does not address any state or local tax consequences
      The grant of an award under the Plan has no Federal income tax consequences. The payment of the award is taxable to a participant as ordinary income. The payment of an award may be deferred by the participant if such deferral is permitted under a deferral plan or arrangement approved by the Company. Amounts taxable to employees under the Plan will be deductible by West as compensation.
New plan benefits
      It is not possible to determine the awards that would have been had the Plan been in effect in 2004. However, it is expected that the Plan will be administered in a manner consistent with the company’s existing compensation practices and that awards paid in future years will be consistent with awards in prior years, taking into account changes in performance goals and award levels that the Committee sets for each performance period. Bonus awards to executive officers in 2004 are set forth under “Compensation — Executive Compensation”. Bonus awards in 2004 for the executive officer group totaled $3,670,783 and those for the nonexecutive officer group totaled $1,091,548.
Vote required
      The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote is needed to ratify the proposal to approve the Executive Incentive Compensation Plan.

Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote.
Board recommendation
      The Board unanimously recommends that you vote “FOR” the proposal to approve the Executive Incentive Compensation Plan.
PROPOSAL 4:
APPROVAL OF AMENDED AND RESTATED WEST CORPORATION 1996 STOCK INCENTIVE PLAN, AS AMENDED
      Our Board has adopted an amendment to the Amended and Restated West Corporation 1996 Stock Incentive Plan (the “Stock Incentive Plan”) changing the expiration date from September 24, 2006 to December 31, 2009. Our Board believes that it is in the best interests of the Company and its stockholders to continue to give employees a greater stake in the Company through increased stock holdings. The Stock Incentive Plan was first adopted by the Board in 1996 and was last approved by stockholders in 2002.
      The principal features of the Stock Incentive Plan are summarized below. The full text of the Stock Incentive Plan is attached as Annex 2.
Purpose
      The Stock Incentive Plan was originally adopted by the Company in September 1996, and was restated effective June 3, 2002. The purpose of the Stock Incentive Plan is to provide a means through which the Company may attract able persons to become and remain employees, directors or consultants of the Company and to provide a means whereby they can acquire and maintain common stock ownership in the Company, or be paid incentive compensation measured by reference to the value of our common stock.
Administration
      The Stock Incentive Plan is administered by the Board, the Compensation Committee or a committee appointed by the Board from among its members (the entity administering the Stock Incentive Plan hereafter called the “Committee”). The Committee, in its sole discretion, determines which individuals may participate in the Stock Incentive Plan and the type, extent and terms of the awards to be granted. In addition, the Committee interprets the Stock Incentive Plan and makes all other determinations with respect to the administration of the Incentive Plan.
Eligibility
      Employees, directors and consultants of West are eligible to receive awards under the Stock Incentive Plan. The Committee selects the persons who receive awards. No more than 1,000,000 shares of common stock may be awarded to any one person pursuant to awards of options or stock appreciation rights during any one year.
Awards
      The Stock Incentive Plan provides for the grants of options, restricted stock and other stock-based awards as the Committee may from time to time deem appropriate, including stock appreciation rights, phantom stock awards, performance share units and stock bonuses. The terms and conditions of awards granted under the Stock Incentive Plan are set out in award agreements between the Company and the individuals receiving such awards. Such terms include vesting conditions and the expiration dates for the awards.
      Stock Options. The Stock Incentive Plan allows for the grant of “incentive stock options,” which are intended to qualify for favorable tax treatment under Section 422 of the Code, and “non-qualified stock options,” which are not intended to qualify as incentive stock options. The exercise price of options granted under the Stock Incentive Plan is determined by the Committee at the time of grant. The exercise price of an option may not be less than the fair market value of our common stock on the date of grant.
      Options will vest and become exercisable within such period (not to exceed 10 years) as determined by the Committee. Unless otherwise set forth in the award agreement, all options expire on the earliest of (i) ten years after grant, (ii) three months after retirement, any termination of employment or service with the written approval of the Committee, or termination of employment or service by the Company without cause (iii) immediately upon termination of employment or service for cause, or (iv) twelve months after the death or disability of the optionee. The events referred to in (ii) above are referred to as a normal termination. If the optionee is an Executive Vice President or above on the date of grant, such option will expire on the earlier of the last day of the option period or the date that is one year after the date of such optionee’s normal termination. In such event, the option will remain exercisable by the optionee until its expiration, only to the extent the option was exercisable at the time of such. Unless otherwise set forth in the award agreement, options will vest and become exercisable only during the period of employment or service with West such that upon such termination of employment or service the unvested portion of any outstanding option will expire.
      Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the option exercise price and any applicable withholding. The option exercise price may be paid by bank draft, certified personal check or by wire transfer and/or shares of common stock valued at the fair market value at the time the option is exercised (provided that such common stock has been held by the optionee for at least six months) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the exercise price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.
      The aggregate fair market value (determined as the date of grant) of stock for which incentive stock options may be first exercisable by an optionee during any calendar year may not exceed $100,000. Any excess amount will be treated as a non-qualified stock option.
      Restricted Stock. The Stock Incentive Plan also allows for the grants of restricted stock, which is common stock subject to vesting. Restricted stock vests in accordance with periods set by the Committee. Certificates in respect of restricted stock are not issued to the recipient at the time of grant. Instead, the certificates are held by the Company during the period during which the restricted stock remains subject to vesting. In addition, during the applicable restriction period, shares of restricted stock are subject to transfer restrictions and forfeiture in the event of termination of employment with the Company. The Committee may impose other conditions at the time the award is granted.
      Other Stock-Based Awards. The Committee may grant any other stock-based awards to any eligible participant under the Stock Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, phantom stock awards, performance share units, and stock bonuses. Any such award will have such terms and conditions as the Committee may determine.
Automatic awards
      The Stock Incentive Plan provides automatic grants of stock options to non-employee directors of the Company. On the date that an individual first becomes a non-employee director, such individual will be automatically granted a nonqualified stock option to purchase 14,000 shares of common stock. Thereafter, for the remainder of the term of the Stock Incentive Plan and provided such individual remains a non-employee director, on the date of each of the Company’s annual meeting of stockholders, each non-employee director will automatically be granted a nonqualified stock option to purchase 10,000 shares of common stock. Options granted to non-employee directors have an exercise price equal to the fair market value of the common stock on the date of grant, and are generally subject to a three-year vesting schedule. Non-employee director options expire on the earliest of (i) ten years from the date of grant, (ii) three months following the date upon which the non-employee director ceases to be a member of the Board for any reason other than his death or disability, or (iii) one year following the date upon which the non-employee director ceases to be a member of the Board by reason of his death or disability.
Shares reserved
      A maximum of 12,499,500 shares of common stock are available for issuance pursuant to the Stock Incentive Plan. The Stock Incentive Plan provides for proportionate adjustments to reflect stock splits, stock dividends or other changes in the capital stock.
Change in control
      Except to the extent stated otherwise in any individual award agreement, upon the occurrence of a change in control of the Company (i) all outstanding options and stock appreciation rights become immediately exercisable in full, (ii) all restrictions with respect to outstanding shares of restricted stock lapse, (iii) all outstanding phantom stock awards will be immediately converted into shares of common stock, or cash equivalents at the discretion of the Committee, and paid out to such holders, and (iv) the Committee will make a determination on the degree of achievement of all applicable performance goals with respect to outstanding performance share units and make such payments with respect thereto as it deems appropriate.
Nontransferabilitiy
      Except as otherwise determined by the Committee, a person’s rights and interest under the Stock Incentive Plan, including any amounts payable pursuant to an award, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a participant’s death, to a designated beneficiary to the extent permitted by the Stock Incentive Plan, or in the absence of such designation, by will or the laws of descent and distribution. The Committee may, in its sole discretion, allow for transfer of awards other than incentive stock options to other persons or entities.
Amendment and termination
      The Board may at any time terminate the Stock Incentive Plan. With the express written consent of an individual participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding awards. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Stock Incentive Plan in whole or in part; provided that any such amendment will be contingent on obtaining stockholder approval if the Committee determines that such approval is necessary to comply with any requirement of law or rule of any stock exchange on which the Company’s equity securities are traded, or in order for awards to qualify for an exception from Section 162(m) of the Code.
Federal tax consequences
      The following is a brief discussion of the Federal income tax consequences of awards under the Stock Incentive Plan based on the Code, as in effect as of the date of this summary and is not intended to be exhaustive. This summary does not address any state or local tax consequences.
      Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If common stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.
      If the common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.
      If an incentive stock option is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the option will generally be taxed as the exercise of a nonqualified stock option, as described below.
      For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an incentive stock option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a nonqualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.
      Nonqualified Stock Options. With respect to nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      Restricted Stock. Participants who receive grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time they are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”), less any purchase price paid by the participant for the restricted stock. Thus, the participant generally will realize taxable income at the end of the restricted period. However, a participant who so elects under Section 83(b) of the Code (an “83(b) Election”) within thirty days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the excess of the fair market value of such shares of restricted stock (determined without regard to the Restrictions) over the purchase price paid by the participant for the restricted stock. If the shares subject to an 83(b) Election are forfeited, the participant will be entitled only to a capital loss for tax purposes equal to the purchase price, if any, of the forfeited shares. With respect to the sale of the shares after the restricted period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares generally will be based on the fair market value of the shares on that date. However, if the participant makes an 83(b) Election, the holding period commences on the date of such election and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the Restrictions). The Company generally will be entitled to a tax deduction equal to the amount that is taxable as ordinary income to the participant, subject to applicable withholding requirements.

New plan benefits

Number of Options
Name and Position	Under the Incentive Plan

Thomas B. Barker
Chief Executive Officer and Director	(1)

Nancee R. Berger
President and Chief Operating Officer	(1)

J. Scott Etzler
President — InterCall Inc.	(1)

Todd B. Strubbe
President, — West Direct, Inc. and West Interactive Corporation	(1)

Paul M. Mendlik
Executive Vice President — Chief Financial Officer and Treasurer	(1)

Executive Group	(1)

Non-Executive Director Group	30,000

Non-Executive Officer Employee Group	(1)

(1)	Because the grant of awards under the Stock Incentive Plan is entirely within the discretion of the Committee, the Company cannot forecast the extent or nature of awards that will be granted in the future. Information with respect to compensation paid and other benefits, including options granted in respect of the 2004 fiscal year to the named executive officers is set forth under “Compensation — Executive Compensation”.
Vote required
      The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote is needed to approve the Amended and Restated West Corporation 1996 Stock Incentive Plan, as amended. Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote.
Board recommendation
      The Board unanimously recommends that you vote “FOR” the proposal to approve the Amended and Restated West Corporation 1996 Stock Incentive Plan, as amended.
COMPENSATION
Director compensation
  Director fees and expenses
      Non-employee directors receive an annual retainer of $35,000. In addition, audit committee members receive $10,500 for the year-end audit committee meeting. Non-employee directors may elect to participate in our Non-Qualified Deferred Compensation Plan with matching contributions provided by us. During 2004, Messrs. Fisher, Krauss and Sloma, our non-employee directors, each received $45,500 in directors’ fees.
      In addition, we reimburse directors for all reasonable expenses incurred in connection with their attendance at Board meetings.

  Stock incentive plan
      Directors are granted options to acquire 14,000 shares of common stock when they are first elected to the Board. For this initial grant, options for 6,000 shares vest on the first anniversary of the date of grant and options for 4,000 shares vest on the second and third anniversary of the date of grant.
      Thereafter, directors are also granted options to purchase 10,000 shares of common stock as of each annual meeting provided they remain a director at such time. For these annual grants, options for 2,000 shares vest on the first anniversary of the date of grant and options for 4,000 shares vest on the second and third anniversary of the date of grant.
Executive compensation
      The following table summarizes the compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers. There were no stock appreciation rights outstanding during the fiscal year ended December 31, 2004.

					Long-Term
					Compensation
					Awards
		Annual Compensation		Restricted	Securities
				Stock	Underlying	All Other
	Fiscal	Salary	Bonus	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	(#)	(#)	($)(1)

Thomas B. Barker	2004	741,538	1,321,790	—	142,858	65,164
Chief Executive Officer	2003	475,000	1,168,364	—	360,450	76,495
and Director	2002	475,000	—	—	50,000	16,075
Nancee R. Berger	2004	494,454	883,379	—	114,286	17,681
President and	2003	310,000	653,275	—	286,982	15,979
Chief Operating Officer	2002	290,000	—	—	—	16,075
J. Scott Etzler	2004	411,080	544,755	—	10,000	14,559
President — InterCall, Inc.(2)	2003	457,544	2,740,034	—	35,000	10,793
Paul M. Mendlik	2004	250,000	469,356	—	100,000	262,217
Executive Vice President —	2003	250,000	374,610	—	100,000	254,777
Chief Financial Officer and Treasurer(3)	2002	36,960	41,667	80,000	—	3,306
Todd B. Strubbe	2004	250,000	451,503	—	—	31,767
President — West Direct, Inc.	2003	250,000	400,000	—	—	48,884
and West Interactive Corporation(4)	2002	250,000	100,000	—	—	55,571

(1)	These amounts reflect matching contributions made on behalf of each officer pursuant to our 401(k) Plan, Executive Retirement Savings Plan or Non-Qualified Deferred Compensation Plan and medical, dental and life insurance premiums paid on behalf of each officer. Mr. Etzler’s other compensation also includes a car allowance of $7,200 and $4,800 in 2004 and 2003, respectively.

(2)	Mr. Etzler joined West as the President of InterCall upon the acquisition of InterCall on May 9, 2003. His 2003 compensation includes a $2,000,000 bonus paid by InterCall upon the closing of the acquisition.

(3)	Mr. Mendlik joined us in November 2002. Mr. Mendlik entered into restricted stock agreements with us pursuant to which he received 80,000 shares of our restricted common stock. Twenty percent of these shares vested on January 1, 2003 another twenty percent vested on November 4, 2004. The remaining shares will vest on the third, fourth and fifth anniversaries of the date of grant. The restricted shares are subject to forfeiture until vested. Mr. Mendlik has the right to vote and receive dividends on these shares even if they have not vested. The fair value of these shares on the grant date was $1,346,000 or $16.825 per share. During 2004, Mr. Mendlik sold 16,000 shares under a written trading plan. At December 31, 2004, the remaining 64,000 shares had a market value of $2,119,040. We recognize compensation expense over the vesting period. During 2002 2003 and 2004, we recognized $269,200, $403,047 and $323,036 as compensation, respectively.

(4)	Mr. Strubbe joined West Direct in July 2001. Mr. Strubbe received $47,342 for moving expenses in 2002. This amount is included in other compensation.

SECURITY OWNERSHIP
      The following table summarizes the beneficial ownership of our common stock as of April 15, 2005 for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each director and nominee for director;

•	each executive officer; and

•	all directors and executive officers as a group.

	Amount
	Beneficially	Percent of
Name and Address of Beneficial Owners(1)	Owned	Common Shares

Gary L. West(2)	45,462,363	66.4%
Mary E. West(2)	45,462,363	66.4%
Thomas B. Barker(3)	1,129,601	1.7%
Greg T. Sloma(4)	32,850	*
William E. Fisher(5)	19,500	*
George H. Krauss(6)	23,000	*
Nancee R. Berger(7)	693,871	1.0%
J. Scott Etzler(8)	10,000	*
Paul M. Mendlik(9)	114,000	*
Todd B. Strubbe(10)	116,002	*
All directors and executive officers as a group (14 persons)(11)	47,986,288	70.1%

*	Less than 1%

(1)	The address of each of our executive officers and directors is c/o West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154.

(2)	Shares held by Gary and Mary West are held in joint tenancy with right of survivorship. Voting power of these shares is shared between them.

(3)	Includes 1,011,477 shares subject to options.

(4)	Includes 450 shares held by Mr. Sloma’s daughter and 1,400 shares held by Mr. Sloma’s son. Also includes 31,000 shares subject to options.

(5)	Includes 19,000 shares subject to options.

(6)	Includes 23,000 shares subject to options.

(7)	Includes 668,492 shares subject to options.

(8)	Includes 10,000 shares subject to options.

(9)	Includes 50,000 shares subject to options.

(10)	Includes 37,500 shares subject to options.

(11)	Includes 2,234,725 shares subject to options.
      The table above does not include 168,587 shares notionally granted under our Nonqualified Deferred Compensation Plan at April 15, 2005. These shares have not been granted, do not carry voting rights and cannot be sold until the end of the deferral periods, which begin in 2008.
      Except as otherwise noted, each person named in the table above has sole voting and investment power with respect to the shares. Beneficial ownership and percentages are calculated in accordance with SEC rules. Beneficial ownership includes shares subject to options that are currently exercisable or exercisable within 60 days following April 15, 2005.

Option grants in 2004
      The following table summarizes options granted during 2004 to the persons named in the summary compensation table.

					Potential Realized Value
	Number of	% of Total			at Assumed Annual Rates
	Securities	Options			of Stock Price Appreciation
	Underlying	Granted to			for Option Term
	Options	Employees in	Exercise Price	Expiration
Name	(#)	Fiscal Year	($/share)	Date	5% ($)	10% ($)

Thomas B. Barker	35,714	2.0%	23.37	01/02/14	1,359,534	2,164,831
	35,714	2.0%	24.79	04/01/14	1,442,142	2,296,370
	35,714	2.0%	25.20	07/01/14	1,465,993	2,334,350
	35,716	2.0%	29.48	10/01/14	1,715,076	2,730,971

	142,858	8.0%			5,982,745	9,526,522

Nancee R. Berger	28,571	1.6%	23.37	01/02/14	1,087,620	1,731,853
	28,571	1.6%	24.79	04/01/14	1,153,705	1,837,083
	28,571	1.6%	25.20	07/01/14	1,172,787	1,867,467
	28,573	1.6%	29.48	10/01/14	1,372,070	2,184,792

	114,286	6.4%			4,786,182	7,621,195

J. Scott Etzler	2,500	0.1%	23.37	01/02/14	95,168	151,539
	2,500	0.1%	24.79	04/01/14	100,951	160,747
	2,500	0.1%	25.20	07/01/14	102,620	163,406
	2,500	0.1%	29.48	10/01/14	120,050	191,159

	10,000	0.4%			418,789	666,851

Paul M. Mendlik	25,000	1.4%	23.37	01/02/14	951,682	1,515,394
	25,000	1.4%	24.79	04/01/14	1,009,507	1,607,472
	25,000	1.4%	25.20	07/01/14	1,026,204	1,634,058
	25,000	1.4%	29.48	10/01/14	1,200,495	1,911,588

	100,000	5.6%			4,187,888	6,668,512

Todd B. Strubbe	—	—	—	—	—	—

Aggregate option exercises in 2004 and option values
      The following table summarizes aggregate option exercises in 2004 and their values.

	Aggregated Option Exercises In
	Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the Money Options
			Options at Fiscal Year-End		at Fiscal Year-End
	Shares Acquired	Value	(#)		($)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas B. Barker	—	—	915,114	438,194	20,171,491	4,858,629
Nancee R. Berger	—	—	596,747	329,521	13,238,252	3,669,955
J. Scott Etzler	—	—	8,750	36,250	67,244	275,731
Paul M. Mendlik	—	—	25,000	175,000	288,219	1,604,656
Todd B. Strubbe	—	—	37,500	12,500	465,563	155,188

Employment agreements
      We have employment agreements with each of the executive officers named in the summary compensation table. The agreements specify a base salary and performance-based bonuses. Mr. Barker’s employment agreement for 2005 provides that he is our Chief Executive Officer and receives an annual base salary of $750,000. Ms. Berger’s employment agreement for 2005 provides that she is our President and Chief Operating Officer and receives an annual base salary of $500,000. Mr. Etzler’s employment agreement for 2005 provides that he is the President of InterCall and receives an annual base salary of $425,000. Mr. Mendlik’s employment agreement for 2005 provides that he is our Executive Vice President, Chief Financial Officer and Treasurer and receives an annual base salary of $385,000. Mr. Strubbe’s employment agreement for 2005 provides that he is the President of West Direct and West Interactive Corporation and receives an annual base salary of $250,000.
      The agreements automatically renew each year unless the parties to the agreement give notice of non-renewal. In the event of death, termination for any reason or resignation, we will pay any salary earned through the date of termination, any bonus earned at the end of the month immediately preceding the date of termination and all vested benefits, if any, as of the date of termination. In the event of termination without cause, or resignation, the executive will or may remain as a consultant to us for a period of time that varies from twelve to twenty-four months depending upon the executive.
COMPENSATION COMMITTEE REPORT
      Our executive compensation program is administered by our compensation committee. The compensation committee approves compensation objectives and policies as well as compensation plans and specific compensation levels for all executive officers.
Compensation policies
      The compensation committee seeks to provide a total compensation package that will motivate and retain our key employees. The compensation committee also seeks to provide incentives to achieve our short and long-term business objectives, and enhance stockholder value. When determining compensation amounts, the compensation committee considers (1) the base salary levels of executives with similar responsibilities in companies in similar lines of business, (2) the executive’s experience in his or her position at West and in the line of business as well as his or her performance over a sustained period of time, and (3) the historical and projected financial performance of West and the particular division associated with the executive. A review of the financial performance includes such measures as revenues, operating margin, net income, return on stockholders’ equity, return on revenues and total market value. The compensation committee makes a subjective determination based upon all such factors. Executive compensation during 2004 had three components: (1) base salary, (2) cash bonuses and (3) long-term incentive compensation.
Bonuses
      Bonuses for the officers are based on realizing financial targets set forth in formulas described in each of their employment agreements. The formulas are individually tailored to motivate the particular executive in accordance with his or her position, his or her prior performance and the potential impact he or she could have on the growth of sales and profit for us and the division with which he or she is associated.
Long-term incentive compensation
      Long-term incentive compensation opportunities are provided through stock option grants. All grants are made at exercise prices which are at least equal to the fair market value of the common shares on the date of grant in order that executives can gain only when stockholders gain. In making grants in 2004, the compensation committee considered the executive’s position with us and relevant responsibilities, service, individual and company performance and the anticipated length of future service.

Chief executive officer compensation
      The compensation committee believes that the role of Chief Executive Officer is particularly important in reaching corporate objectives and accordingly reviews the chief executive officer’s compensation package annually based on his performance and our overall performance. The compensation committee approved Mr. Barker’s 2004 bonus of $1,321,790 and set his 2005 base salary at $750,000. In establishing his compensation, the compensation committee compared his compensation with the compensation of other CEOs in our industry in relation to our relative performance with respect to the industry. In setting Mr. Barker’s compensation, the compensation committee also considered our performance during the year. The compensation committee recognized Mr. Barker’s leadership in assembling and developing a strong management team and his role in guiding us through our growth since 1995 in his roles as president and then as Chief Executive Officer. The committee also considered Mr. Barker’s strong industry background as well as his ability to manage significant growth in a profitable manner for the benefit of our stockholders. The compensation committee noted the Company’s excellent performance in an otherwise difficult operating environment. The compensation committee also noted Mr. Barker’s oversight of the successful acquisitions of Worldwide and ECI during 2004.
      The compensation committee believes that Mr. Barker’s actual compensation for the fiscal year was appropriate in light of these considerations.
Tax consequences
      Section 162(m) of the Internal Revenue Code generally prohibits a tax deduction to public companies for annual compensation over $1 million paid to each of the corporation’s chief executive officer and four other most highly compensated executive officers, except to the extent such compensation qualifies as “performance-based.” Provided that our other objectives are met, it is our intent to structure incentive compensation arrangements for our executive officers in a manner that will allow such compensation to be fully deductible for Federal income tax purposes.

Compensation Committee
William E. Fisher
George H. Krauss
Greg T. Sloma

PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return of our common stock to the cumulative total return of the S&P 500 Index and two peer indices. The total stockholder return for each company in the peer group indices has been weighted according to market capitalization. Each graph assumes an investment of $100 on December 31, 1999 and the reinvestment of all dividends.
      The “Old Peer Group index” consists of companies that provide outsourced CRM solutions, conferencing services, accounts receivable management and computer services and is comprised of the following companies: APAC Teleservices, Inc., Convergys Corporation, Sitel Corporation, Sykes Enterprises, Inc., Teletech Holdings, Inc., PTEK Holdings, NCOG Group and Alliance Data.
      The “New Peer Group index” consists of companies that provide outsourced CRM solutions, conferencing services, accounts receivable management and business services and is comprised of the following companies: Convergys Corporation, Teletech Holdings, Inc., PTEK Holdings, NCOG Group, Alliance Data, Perot Systems Corporation, Harte Hanks, Inc., Axciom Corporation, Affiliated Computer Services, Inc., Bisys Group, Inc., Catalina Marketing Corporation, Ceridian Corporation, Certegy Inc., ChoicePoint Inc., DST Systems, Equifax Inc., Fiserv Inc., and Reynolds & Reynolds Co.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

West Corporation	100.00	115.09	102.05	67.93	95.06	135.49

S&P 500	100.00	90.89	80.89	62.39	80.29	89.02

New Peer Group	100.00	128.17	135.75	102.49	118.27	133.66

Old Peer Group	100.00	86.99	73.82	38.57	53.88	62.72

ADDITIONAL INFORMATION ABOUT OUR DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) beneficial ownership reporting compliance
      Our directors and executive officers file reports with the SEC indicating the number of shares of our common stock that they owned when they became a director or executive officer and, after that, any changes in their ownership of our common stock. They must also provide us with copies of these reports. These reports are required by Section 16(a) of the Securities Exchange Act of 1934. We have reviewed the copies of the reports that we have received and written representations of the accuracy of these reports from these individuals.
      In connection with stock acquired in the Executive Deferred Compensation Plan, Messrs. Barker, Etzler, Mendlik and Strubbe each filed one late Form 4 and Mr. Stangl filed two late Forms 4. Messrs. Lavin, Stangl and Sturgeon each filed one late Form 4 in connection with the sale of stock through exercising stock options. Mr. Sloma filed one late Form 4 in connection with the sale of stock by his dependent child. Except for the foregoing, during 2004 our directors and executive officers complied with all section 16(a) reporting requirements.
Code of ethics
      West has adopted a Code of Ethical Business Conduct that applies to our directors and executive officers, including our Chief Executive Officer and Chief Financial Officer. A copy of West’s Code of Ethical Business Conduct may be obtained without charge by sending a written request to West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154. The Code of Ethical Business Conduct is also available on West’s website at www.west.com.
Related party transactions
      We lease a building located at 9910 Maple Street, Omaha, Nebraska, which houses a contact center and several administrative support departments. The building has 43,000 square feet of leasable space and sits on approximately 4.4 acres. This building is owned by 99-Maple Partnership, a partnership owned and controlled by Gary L. West, our Chairman, and Mary E. West, our Vice Chair and Secretary. This lease commenced on April 1, 1988, and was renewed most recently on December 10, 2003, for a term of ten years. In accordance with the previous arrangement, the rent will be $89,635 per month between September 1, 2003 and August 31, 2004, $55,542 per month between September 1, 2004 and August 31, 2009 and $60,917 per month between September 1, 2009 and August 31, 2014. In addition to payment of rent, we are obligated to pay all taxes, insurance and maintenance pertaining to the building.
Compensation committee interlocks and insider participation
      No employee of West currently serves on a Compensation Committee or served on a Compensation Committee during 2004. No member of the Compensation Committee has an interlocking relationship as defined by the SEC or had such a relationship during 2004.
AUDIT COMMITTEE REPORT
      Our audit committee consists solely of independent directors and operates under a written charter adopted by the Board.
      Management is responsible for our internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee’s responsibility is to monitor and oversee these processes.
      In this context, the committee has met and held discussions with management and the external auditor. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the external auditor. The committee discussed with the external auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      Our external auditor also provided the committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the external auditor its independence.
      Based on the committee’s review of the audited financial statements and the various discussions referred to above, the committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC. The committee also approved, subject to stockholder ratification, selection of our external auditor.
      The committee received an estimate of fees to be paid the independent auditors for audit, tax and other services for fiscal 2004. At each meeting during the year this estimate was reviewed, approved and updated, as appropriate, in advance of the work performed by the independent auditors. For the fiscal year ended 2004, 100% of the audit services, audit related services and tax and other non-audit services were approved by the audit committee in advance.

The Audit Committee
William E. Fisher
George H. Krauss
Greg T. Sloma
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2006 ANNUAL MEETING
Stockholder proposals
      Under SEC rules, if a stockholder wants us to include a proposal in our proxy statement for our 2006 annual meeting of stockholders, we must receive the proposal at our principal executive offices at 11808 Miracle Hills Drive, Omaha, Nebraska 68154 by January 10, 2006. The proposal must be sent to the attention of our Corporate Secretary.
      Under our bylaws and as permitted by SEC rules, a stockholder must follow specified procedures to nominate persons for election as directors or to introduce a proposal at an annual meeting of stockholders. These procedures provide that such nominations and proposals must be submitted to our Corporate Secretary at our principal executive offices within specified time deadlines. For our 2006 annual meeting we must receive the notice of your intention to introduce a nomination or make a proposal no later than April 11, 2006 and no earlier than March 12, 2006. Any such notice must satisfy the requirements set forth in our bylaws.
      For further information, you may obtain a copy of our bylaws without charge by sending a written request to West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154.
      The Board is not aware of any matters that are expected to come before the 2005 annual meeting other than those referred to in this proxy statement. If any other matter should properly come before the annual meeting, the persons named in the accompanying proxy intend to vote the proxies using their best judgment.
      The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand or to acknowledge the nomination of any person not made in compliance with these procedures.
Stockholder communication
      Stockholders who wish to communicate with a director regarding West may write to the director in care of our Corporate Secretary, West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154. Our Corporate Secretary will forward all communications to the director.

Annual meeting attendance policy
      Our policy is to encourage our Board members to attend the annual meeting of stockholders. Five of our six directors attended our 2004 annual meeting.
      You may obtain a copy of our Annual Report on Form 10-K, as amended, without charge by sending a written request to West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154. Our Annual Report on Form 10-K, as amended, is also available on our website at www.west.com.

Thomas B. Barker
Chief Executive Officer
Omaha, Nebraska
May 10, 2005

ANNEX 1
EXECUTIVE INCENTIVE COMPENSATION PLAN

1.	Purpose
      The principal purposes of this Plan are to assist West Corporation in attracting, motivating and retaining officers who have significant responsibility for the growth and long-term success of West Corporation (“West”) and its subsidiaries and divisions (collectively, the “Company”) by providing incentive awards that ensure a strong pay-for-performance linkage for such officers, and to ensure that the incentive awards qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”).

2.	Administration of the Plan
      The Plan shall be administered by the Compensation Committee of the Board of Directors of West Corporation (the “Committee”). The Committee shall be appointed by the Board of Directors and shall consist of not less than two members of the Board who meet the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Exchange Act or the regulations or rules thereunder, and each of whom is “independent” as set forth in the applicable rules and regulations of the Securities and Exchange Commission and the Nasdaq.
      The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described herein) to select the persons to be granted awards under the Plan, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine whether awards will be paid at the end of the award period or deferred, and to determine whether an award or payment of an award should be reduced or eliminated.
      The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including West Corporation, its stockholders and any person receiving an award under the Plan.

3.	Eligibility
      Generally, all officers of the Company are eligible to participate in the Plan for any fiscal year. The Committee, however, in its discretion, shall select the officers of the Company to whom awards may from time to time be granted under this Plan.

4.	Awards
      (a) Types of Awards. The Committee may grant awards to eligible officers, subject to the terms and conditions set forth in the Plan. Under this Plan, officers of West Corporation shall be granted cash incentive awards with respect to each fiscal year of the Company in the first ninety (90) days of each year. If an individual becomes an officer during a year and such individual was not otherwise granted an award under this Plan during the first ninety (90) days of the year, that individual may be granted an incentive award for that year upon his or her becoming an officer.
      (b) Performance Targets. The Committee may establish performance targets for awards to qualify such awards as performance-based compensation under Section 162(m) of the Code. Performance targets may be established in terms of specified levels of any of the following business measures: earnings, earnings per share, growth in earnings per share, growth in net income, growth in revenue, achievement of annual operating profit plans, operating margin, gross margin percentages, return on equity performance, return on capital, earnings before income taxes profitability, total market share or similar financial performance measures as may be determined by the Committee. Performance targets may be applied with respect to the

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Company as a whole, a participant, or a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed and may be measured on an absolute basis.
      (c) Adjustments. To the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may adjust the performance targets or provide for the manner in which performance will be measured against the performance targets to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events. All objectives are based upon West Corporation operations and will not include objectives derived from mergers, acquisitions joint ventures, stock buy backs or other non-operating income unless approved by the Committee.
      (d) Payment of Awards. Awards will be payable periodically in cash upon certification by the Committee that the specified performance targets for the preceding fiscal year were achieved. The Company may pay seventy-five percent of such awards on a quarterly basis and to the extent that such award would exceed $1 million, then such award will only be paid upon the certification by the Committee that the specified performance quarterly targets have been achieved. Notwithstanding the foregoing, a participant may elect to defer all or a portion of any award otherwise payable in accordance with this section, if permitted pursuant to a deferred compensation plan adopted by, or an agreement entered into with, the Company, provided that such deferral does not adversely affect the treatment of the award as performance-based compensation and provided that such deferral opportunity complies with Section 409A of the Code.
      (e) Negative Discretion. Notwithstanding the achievement by the Company of the specified performance targets, the Committee has the discretion, by participant, to reduce, but not increase, some or all of an award that would be otherwise paid.
      (f) Maximum Awards. No participant may receive more than a maximum of 2.0% of the Company’s net earnings, as reported in the Company’s audited financial statements in any calendar year.

5.	Miscellaneous Provisions
      (a) Guidelines. The Committee may adopt from time to time written policies for its implementation of the Plan.
      (b) Delegation of Administrative Authority. The Committee, as it deems necessary, may delegate its responsibilities for administering the Plan to Company executives. However, the Committee may not delegate its responsibilities to any Company executive who is subject to the provisions of Section 162(m) of the Code.
      (c) Restriction on Transfer. Awards (or interests therein) to a participant or amounts payable with respect to a participant under the Plan are not subject to assignment or alienation, whether voluntary or involuntary.
      (d) Withholding. West Corporation or any subsidiary or division thereof, as appropriate, shall have the right to deduct from all awards hereunder any federal, state, local or foreign taxes or other withholdings required by law to be withheld with respect to such awards.
      (e) No Rights to Awards. Except as set forth herein, no Company employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of West Corporation or any of its subsidiaries, divisions or affiliates.
      (f) Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any participant receiving an award.
      (g) Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.
      (h) Governing Law. The Plan and all rights and awards hereunder shall be construed in accordance with and governed by the laws of the state of Delaware.

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6.	Effective Date, Amendments and Termination
      (a) Effective Date. The Plan shall become effective on January 1, 2005, subject to the approval of the West Corporation’s stockholders.
      (b) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan. No such amendment or modification, however, may be effective without approval of West Corporation stockholders if such approval is necessary to comply with the requirements for performance-based compensation under Section 162(m) of the Code.
      (c) Termination. The Plan shall continue in effect until terminated by the Board. No awards shall be made under the Plan after the earlier of (i) December 31, 2009 or (ii) the date the Plan no longer satisfies the requirements of performance-based compensation under the regulations promulgated under Section 162(m) of the Code.

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ANNEX 2
AMENDED AND RESTATED
WEST CORPORATION
1996 STOCK INCENTIVE PLAN

1.	Purpose
      The purpose of the Plan is to provide a means through which the Company may attract able persons to become and remain directors of the Company and enter and remain in the employ or in a consulting relationship with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees, directors and consultants.
      So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards and Stock Bonus Awards, or any combination of the foregoing. The Plan also provides for the automatic grant of Nonqualified Stock Options to Non-Employee Directors.

2.	Definitions
      The following definitions shall be applicable throughout the Plan.
      a) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award, Stock Bonus Award, Director Stock Award or any other Stock-based award under the Plan.
      b) “Award Agreement” means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.
      c) “Award Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.
      d) “Board” means the Board of Directors of the Company.
      e) “Cause” means the Company or a Subsidiary (as the case may be) having cause to terminate a Participant’s employment or service in accordance with the provisions of any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary (as the case may be) or, in the absence of such an employment, consulting or other agreement which defines or describes such cause, upon (i) the determination by the Company or such Subsidiary (as the case may be) that the Participant has engaged, during the performance of his duties to the Company or such Subsidiary, in significant objective acts or omissions constituting dishonesty, willful misconduct or gross negligence relating to the business of the Company or a Subsidiary.
      f) “Change in Control” shall, unless in the case of a particular award, the applicable Award Agreement states otherwise, be deemed to occur if:

(i) the Company enters into any agreement to engage in a transaction, the consummation of which would result in any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than (A) the Company, (B) any Subsidiary, (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or (D) Gary West, his immediate family, any lineal decedents or any entity directly or indirectly owned or controlled by them) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities, provided that such transaction actually does occur;

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(ii) individuals who constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(f)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

(iii) the Company enters into any agreement to engage in a transaction, the consummation of which would result in, or the stockholders of the Company approve, a merger or consolidation of the Company with any other corporation, and such merger or consolidation actually does occur other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above in (i), including the exemptions thereto) acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the Company enters into any agreement to engage in a transaction, the consummation of which would result in, or the stockholders of the Company approve, a complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets of any transaction having a similar effect, provided that such liquidation, sale or disposition actually does occur.
      g) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.
      h) “Committee” means the full Board, the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan.
      i) “Common Stock” means the common stock par value $0.01 per share, of the Company.
      j) “Company” means West Corporation, a Delaware corporation.
      k) “Consummation Date” shall mean the date of consummation of the Company’s initial public offering of Common Stock.
      l) “Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.
      m) “Director Stock Option” means the Award of a Nonqualified Stock Option to Non-Employee Directors pursuant to Section 12.
      n) “Director Stock Option Agreement” means the agreement entered into with respect to a Director Stock Option pursuant to Section 12.
      o) “Disability” means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, in either case as determined by the Committee based upon medical evidence acceptable to it.
      p) “Eligible Person” means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or Subsidiary other than an Non-Employee Director; or (iii) consultant to the Company or a Subsidiary.

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      q) “Exchange Act” means the Securities Exchange Act of 1934.
      r) “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.
      s) “Holder” means a Participant who has been granted an Award.
      t) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.
      u) “IPO Price” means the price at which Common Stock is sold in the Company’s initial public offering.
      v) “Non-Employee Director” means a member of the Board who is not an employee of the Company.
      w) “Nonqualified Stock Option” means an Option granted under the Plan which is not designated as an Incentive Stock Option.
      x) “Normal Termination” means termination of employment or service with the Company or a Subsidiary:

i. Upon retirement pursuant to the retirement plan of the Company or a Subsidiary (as the case may be), as may be applicable at the time to the Participant in question;

ii. With written approval of the Committee; or

iii. By the Company without Cause.
      y) “Option” means an Award granted under Section 7 of the Plan.
      z) “Option Period” means the period described in Section 7(c).
      aa) “Option Price” means the exercise price set for an Option described in Section 7(a). The exercise price may not be less than 100% of the Fair Market Value on the Date of Grant.
      bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 7 and a Non-Employee Director who has received an automatic grant of Nonqualified Stock Options pursuant to Section 12.
      cc) “Performance Goals” means the performance objectives of the Company during an Award Period or Restricted Period, with respect to Performance Share Units, Restricted Stock or Phantom Stock Units, respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period or Restricted Period.
      dd) “Performance Share Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.
      ee) “Phantom Stock Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 10 of the Plan.
      ff) “Plan” means the Company’s Amended and Restated 1996 Stock Incentive Plan.
      gg) “Qualified Committee” means a committee composed of at least two Qualified Directors.

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      hh) “Qualified Director” means a person who is (i) a “non-employee director,” as defined in Rule 16b-3 under the Exchange Act or any successor rule or regulation, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.
      ii) “Restricted Period” means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 10 of the Plan.
      jj) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 10 of the Plan.
      kk) “Restricted Stock Award” means an Award of Restricted Stock granted under Section 10 of the Plan.
      ll) “Securities Act” means the Securities Act of 1933, as amended.
      mm) “Stock” means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.
      nn) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
      oo) “Stock Bonus” means a stock bonus award granted under Section 11 of the Plan.
      pp) “Strike Price” means the price set for an SAR described in Section 8(a). The Strike Price may not be less than 100% of the Fair Market Value on the Date of the Grant.
      qq) “Subsidiary” means any corporation 50% or more of whose stock having general voting power is owned by the Company, or by another Subsidiary, as herein defined, of the Company.
      rr) “Vested Unit” shall have the meaning ascribed thereto in Section 10(e).

3.	Effective Date, Duration and Shareholder Approval
      The Plan was originally effective as of September 24, 1996, the date of adoption of the Plan by the Board. The Plan was thereafter restated in its entirety effective June 3, 2002, with an expiration date of September 24, 2006. Subject to the approval of the Plan by the Company’s shareholders at a meeting held on June 10, 2005, the expiration date of the Plan was extended to December 31, 2009. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with (i) Section 422(b)(1) and, to the extent required to preserve the Company’s income tax deductions, Section 162(m) of the Code and (ii) the requirements of the primary national securities exchange with which the Common Stock is listed, if so listed, and/or the National Market System of the National Association of Securities Dealers Automated Quotation System, if the Common Stock is quoted thereon. Unless and until the stockholders approve the Plan in compliance with the applicable requirements, no Award granted under the Plan shall be effective. See Section 19 for the applicability of the shareholder approval requirements of Section 162(m) of the Code.
      The expiration date of the Plan, after which no Awards may be granted hereunder, shall be December 31, 2009; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.	Administration
      The Plan shall be administered by the full Board or a committee of the Board composed of at least two persons, each member of which, at the time he takes any action with respect to an Award under the Plan, shall be a “non-employee director,” as defined in Rule 16b-3 under the Exchange Act or any successor rule or regulation; provided that as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 19 herein, to the extent that the Company determines that payment with respect to any Award is intended to be fully deductible by the Company without regard to Section 162(m) of the Code, the Plan shall be administered by a Qualified Committee. The majority of the members of the

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Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.
      Subject to the provisions of the Plan, the Committee shall have exclusive power to:

a) Select the Eligible Persons to participate in the Plan;

b) Determine the nature and extent of the Awards to be made to each Participant;

c) Determine the time or times when Awards will be made to Eligible Persons;

d) Determine the duration of each Award Period and Restricted Period;

e) Determine the conditions to which the payment of Awards may be subject;

f) Establish the Performance Goals, if any, for each Award Period;

g) Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units, shares of Restricted Stock and Stock Bonuses awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.
      The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.	Grant of Awards; Shares Subject to the Plan
      The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units, Stock Bonuses and/or any other Award authorized under the Plan to one or more Eligible Persons; provided, however, that:

a) Subject to Section 15, the aggregate number of shares of Stock made subject to all Awards may not exceed 12,499,500;

b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock Award, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

d) Following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 (or any other exemption having similar effect) ceases to apply to Awards, no Participant may receive Options or SARs under the Plan with respect to more than 1,000,000 shares of Stock in any one year; and

e) The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

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6.	Eligibility
      Participation shall be limited to Eligible Persons selected by the Committee.

7.	Stock Options
      The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company. Each Option so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

a) Option Price. The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but, with respect to Nonqualified Stock Options, shall not be less than 100% of the Fair Market Value of a share of Stock at the Date of Grant, and with respect to Incentive Stock Options, shall not be less than the Fair Market Value of a share of Stock at the Date of Grant; provided, however, that (i) the Option Price for each Option issued on or as of the Consummation Date shall be the IPO Price and (ii) following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

b) Manner of Exercise and Form of Payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable by bank draft, certified personal check or by wire transfer and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years with respect to Incentive Stock Options and ten years and one day with respect to Nonqualified Stock Options, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. The Committee may not, after an Option is granted, extend the maximum term of the Option. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Award Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

i. If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is ninety days after the date of such Normal Termination; provided, however, that, for any Nonqualified Stock Option granted on or following January 1, 2003, if the Holder is an Executive Vice President or above on the Date of Grant, such Nonqualified Stock Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

ii. If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company or within thirty days of Normal Termination or such Holder becomes Disabled, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or Disability of the Holder. In the event of death, the Option shall

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remain exercisable by the person or persons to whom the Holder’s rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death.

iii. If the Holder ceases employment or service with the Company for reasons other than Normal Termination, death or Disability, the Option shall expire immediately upon such cessation of employment or service.

iv. Notwithstanding anything Section 7(c)(i) above or any provision of an Award Agreement to the contrary, for any Holder who is an Executive Vice President or above on January 1, 2003, if prior to the end of the Option Period, the Holder shall undergo a Normal Termination, any Nonqualified Stock Option that (A) was granted to such Holder prior to January 1, 2003, and (B) had an Option Price greater than or equal to the Fair Market Value on January 1, 2003, shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of such Normal Termination.

d) Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

i. Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

ii. Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option expires.

iii. Subject to Section 14(k), Options issued pursuant to this Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by him.

iv. Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement.

v. Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

vi. Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more

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than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.	Stock Appreciation Rights
      Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall confer on the Holder thereof the right to receive in shares of Stock, cash or a combination thereof the value equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Strike Price of the SAR, with respect to every share of Stock for which the SAR is granted. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

a) Strike Price. The Strike Price per share of Stock for which a SAR is granted shall be set by the Committee at the time of grant, but (i) with respect to a SAR granted in connection with an Option the Strike Price shall be equal to the Option Price of such Option and (ii) with respect to a SAR granted independently of an Option, the Strike Price shall not be less than 85% of the Fair Market Value of a share of Stock at the Date of Grant.

b) Vesting. SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

c) Automatic Exercise. If on the last day of the Option Period (or in the case of a SAR granted independently of an Option, the period established by the Committee after which the SAR shall expire), the Fair Market Value of the Stock exceeds the Strike Price, the Holder has not exercised the SAR or the corresponding Option (if any), and neither the SAR nor the corresponding Option (if any), has expired, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor. The Committee may not, after a SAR is granted, extend the maximum term of the SAR.

d) Payment. Upon the exercise of a SAR, the Company shall pay to the Holder an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

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e) Method of Exercise. A Holder may exercise a SAR after such time as the SAR vests by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

f) Expiration. Each SAR shall cease to be exercisable, as to any share of Stock, when the Holder exercises the SAR or exercises a related Option, with respect to such share of Stock. Except as otherwise provided, in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years and one day after the Date of Grant of the SAR; provided, however, with respect to a SAR granted in connection with an Incentive Stock Option, the SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

9.	Performance Shares
      a) Award Grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share Units to Eligible Persons in accordance with such Performance Share programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants. Notwithstanding the above, following the date that the exemption from Section 162(m) of the Code described in Section 19 (or any other) exemption having similar effect cease to apply to Performance Unit Awards, with respect to such Performance Unit Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code: (i) no more than 200,000 Performance Share Units may be awarded to any Eligible Person with respect to any Award Period and (ii) Performance Goals must be based on one or more of the following which may be expressed either on an absolute basis or relative to other companies selected by the Committee:
      (i)   return on capital, equity, or operating costs;
      (ii)   economic value added;
      (iii)  margins;
      (iv)  total stockholder return on market value;
      (v)   operating profit or net income;
      (vi)  cash flow, earnings before interest and taxes, or earnings before interest, taxes and depreciation;
      (vii) sales;

(viii)	costs or expenses.
      b) Determination of Award. At the completion of a Performance Share Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant’s Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor (which may be no greater than 50%) representing the degree of attainment of the Performance Goals.
      c) Payment of Performance Share Unit Awards. Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment. Payments of Performance Share Unit Awards shall be made as soon as

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practicable after the completion of an Award Period. Awards shall be paid no later than the last date permitted in order for the payment to be excerpted from the definition of deferred compensation under Section 409A of the Code.
      d) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; or (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 herein (or any other exemption having similar effect) ceases to apply to Performance Unit Awards, with respect to such Performance Unit Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to such Award under Section 162(m) of the Code.

10.	Restricted Stock Awards and Phantom Stock Units
      a) Award of Restricted Stock and Phantom Stock Units.

i. The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

ii. The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee shall not be subject to forfeiture.

iii. Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

iv. No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Holders of Phantom Stock Units shall receive an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”).

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The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units such Dividend Equivalents. Dividend Equivalents credited to a Holder’s account shall be subject to forfeiture on the same basis as the related Phantom Stock Units, and may bear interest at a rate and subject to such terms as are determined by the Committee.

      b) Restrictions.

i. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

ii. Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in subparagraph (d) and the Award Agreement, and to the extent such Awards are forfeited, all rights of the Holder to such Awards shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

iii. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.
      c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee and set forth in the written Award Agreement.
      d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award Agreement, in the event a Holder terminates employment with the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company.
      e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 10(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder’s account with respect to such Restricted Stock and the interest thereon, if any.
      Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon, if any; provided, however, that, if so noted in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

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      f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of , between West Corporation and . A copy of such Agreement is on file at the offices of the Company at 11808 Miracle Hills Drive, Omaha, Nebraska 68154.”
Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

11.	Other Awards
      The Committee may issue unrestricted Stock or any other Stock-based award under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Stock Bonus Awards under the Plan may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

12.	Automatic Grants of Stock Options to Non-Employee Directors
      a. Grants of Directors Stock Options. On such date on or after February 1, 1997, any person first who becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 14,000 shares of Stock (the “Initial Grant”). Thereafter, for the remainder of the term of the Plan and provided he remains a Non-Employee Director, on the date of each of the Company’s annual meeting of stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to Purchase 10,000 shares of Stock (the “Annual Grant”). All such Options granted to Non-Employee Directors shall hereinafter be referred to as Director Stock Options.
      b. Option Price; Vesting.

i. All Director Stock Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant.

ii. Subject to expiration under the circumstances described in Section 12(c), the number of shares of Stock subject to each Initial Grant shall vest and become exercisable on the anniversary following the Date of Grant indicated in the following table:

Anniversary	Number of Shares Vested

1st	6,000
2nd	4,000
3rd	4,000

iii. Subject to expiration under the circumstances described in Section 12(c), the number of shares of Stock subject to each Annual Grant shall vest and become exercisable on the anniversary following the Date of Grant indicated on the following table:

Anniversary	Number of Shares Vested

1st	1,000
2nd	2,000
3rd	2,000

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iv. Subject to expiration under the circumstances described in Section 12(c), the number of shares of Stock subject to each Annual Grant issued after January 1, 2005 shall vest and become exercisable on the anniversary following the Date of Grant indicated on the following table:

Anniversary	Number of Shares Vested

1st	2,000
2nd	4,000
3rd	4,000
      c) Term; Expiration. The term of each Non-Employee Director Option (“Term”), after which each such Option shall expire, shall be ten years from the Date of Grant. If prior to the expiration of the Term of a Director Stock Option, the Non-Employee Director shall cease to be a member of the Board for any reason other than his death or Disability, the Director Stock option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, a Non-Employee Director shall cease to be a member of the Board by reason of his death or Disability, the Director Stock option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. Notwithstanding the above, the Board may in its discretion, accelerate the vesting of a Director Stock Option upon a Non-Employee Director’s ceasing to be a member of the Board under such circumstances as the Board shall determine. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.
      d) Director Stock Option Agreement. Each Director Stock Option shall be evidenced by a Director Stock Option Agreement, which shall contain such provisions as may be determined by the Committee.
      e) Nontransferability; Exclusive Grant. Subject to Section 14(k), Non-Employee Director options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director’s lifetime only by him.
      f) Controlling Stockholders. Notwithstanding anything to the contrary in this Plan, no Controlling Stockholder shall be eligible to receive Director Stock Options pursuant to this Section 12. For purposes of this Section 12(f), the term “Controlling Stockholder” means any person who, either alone or pursuant to an arrangement or understanding with one or more other persons (i) owns and has voting power to vote more than fifty percent (50%) of the outstanding voting equity securities of the Company or (ii) otherwise exercises a controlling influence over the management or policies of the Company by virtue of the person’s position as a stockholder of the Company.

13.	Non-Competition Provisions
      In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of this Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

14.	General
      a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

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      b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.
      c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
      d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.
      e) Claim to Awards and Employment or Service Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.
      f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
      g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
      h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of

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the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      i) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.
      j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
      k) Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.
      l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.
      m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
      n) Expenses. The expenses of administering the Plan shall be borne by the Company.
      o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.
      p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

15.	Changes in Capital Structure
      Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of

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any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Awards during any year shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Following the date that the exemption from the application of Section 162(m) of the Code expires, as set forth in Section 19 herein, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
      Notwithstanding the above, in the event of any of the following:

A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B. All or substantially all of the assets of the Company are acquired by another person;

C. The reorganization or liquidation of the Company; or

D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above, then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 15 may be varied by the Committee in any particular Award Agreement.

16.	Change in Control
      Except to the extent stated otherwise in any individual Award Agreement, upon the occurrence of a Change in Control (i) all outstanding Options and freestanding SARs shall become immediately exercisable in full, (ii) all restrictions with respect to outstanding shares of Restricted Stock shall lapse, (iii) all outstanding Phantom Stock Units will be immediately converted into shares of Stock, or cash equivalents at the discretion of the Committee, and paid out to such Holders, and (iv) the Committee will make a determination on the degree of achievement of all Performance Goals with respect to outstanding Performance Share Units and shall make such payments with respect thereto as it deems appropriate.

17.	Nonexclusivity of the Plan
      Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

18.	Amendment and Termination
      The Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the shareholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law or rule of any stock exchange on which the Company’s equity securities are traded, or in order for Awards to qualify for an exception from Section 162(m) of the Code.

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19.	Effect of Section 162(m) of the Code
      The Committee may, without shareholder approval, amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.
* * *
As adopted by the Board of Directors of
West Corporation
January 1, 2005

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     West Corporation

     THIS PROXY IS SOLICITED BY YOUR BOARD OF DIRECTORS FOR THE JUNE 10, 2005 ANNUAL MEETING.

The undersigned stockholder appoints each of Mary E. West and Thomas B. Barker attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of common stock of West Corporation that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment thereof.

The shares represented by this proxy will be voted in accordance with your specific instructions as indicated on the reverse side of this proxy. If not otherwise specified, this proxy will be voted for Items 1,2,3 and 4.

Voting by mail. If you wish to vote by mailing this proxy, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(This proxy is continued on the reverse side)

VOTE-BY-TELEPHONE:

1. Read the accompanying Proxy Statement and this proxy card.
2. Call toll free 1-877-779-8683.
3. Enter your Authentication Number, shown above.
4. Follow the simple recorded instructions.

VOTE-BY-INTERNET:

1. Read the accompanying Proxy Statement and this proxy card.
2. Go to website http://www.eproxyvote.com/wstc
3. Enter your Authentication Number, shown above.
4. Follow the simple instructions.

If you vote by Internet or phone, please do not mail your proxy card.

VOTE BY MAIL:

1. Read the accompanying Proxy Statement and this proxy card.
2. Mark, sign and date your proxy card.
3. Return it in the enclosed postage-paid envelope.

Please mark your votes as indicated in this example ☑

Item 1. Election of Directors — Nominees: (01) Gary L. West and (02) Greg T. Sloma

For	Withheld
Both	From Both
Nominees	Nominees
☐	☐	☐

For both nominees except as noted above

Item 2. Ratify the appointment of Deloitte & Touche as external auditor

For	Against	Abstain
☐	☐	☐

Item 3. Approval of Executive Incentive Compensation Plan.

For	Against	Abstain
☐	☐	☐

Item 4. Approval of Amended and Restated West Corporation 1996 Stock Incentive Plan, as amended

For	Against	Abstain
☐	☐	☐

This proxy will be voted as directed, or if no direction is indicated, will be voted as recommended by the Board of Directors. This proxy is solicited on behalf of the Board of Directors.

In accordance with their discretion, the proxies are authorized to vote upon all other matters that may properly come before said Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR each nominee in Proposal 1 and FOR Proposals 2, 3 and 4.

Mark box at right if address change or comment has been noted on the reverse side of this card. ☐

NOTE: Please sign as name appears here. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title.

Signature

Signature (Joint Owners)

Date

May 10, 2005

Dear Shareholder,

The attached Form 10-K/A contains information normally included in our Proxy Statement. SEC regulations required us to file this information by April 30, 2005. Due to the date change of our Annual Stockholders meeting to June 10, 2005, the information has been included in the Form 10-K/A.

This form does not amend any information previously filed in our original Form 10-K filing. Please refer to Explanatory Note on page one of Form 10-K/A for additional information. Thank you for your consideration.

Sincerely,

/s/ Thomas B. Barker
Thomas B. Barker
Chief Executive Officer